EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement of
PhyMatrix Corp. on Form S-1 (File No. 33-     ) of our report dated November 6,
1995, on our audits of the financial statements of DASCO Development Corporation and Affiliate. We also consent to the reference to our firm under the caption "Experts."


                                       /s/ Coopers & Lybrand L.L.P.


Miami, Florida
July 15, 1996